                                                                  Exhibit 10.516

                                                                 LOAN NO.: 59040
                                                           SERVICING NO.:3204419

                         POST CLOSING OBLIGATIONS LETTER

As of July 19, 2005


c/o Inland Western Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523


Re:   Mortgage Loan by Bank of America, N.A. to various affiliates of Inland
Western Retail Real Estate Trust, Inc. in connection with the
Inland-Starwood-Ceruzzi/BofA Loan Portfolio.

Ladies and Gentlemen:

          Reference is hereby made to that certain mortgage loan being made by BANK OF AMERICA, N.A., a national banking association (including its successors, transferees and assigns, "LENDER") to Inland Western Bay Shore Gardiner, L.L.C., a Delaware limited liability company ("GARDINER"), Inland Western Poughkeepsie Mid-Hudson, L.L.C., a Delaware limited liability company ("MID-HUDSON"), Inland Western Saratoga Springs Wilton, L.L.C., a Delaware limited liability company ("WILTON"), Inland Western Westbury Merchants Plaza, L.L.C., a Delaware limited liability company ("WESTBURY"), Inland Western Orange 440 Boston, L.L.C., a Delaware limited liability company ("ORANGE 440"), Inland Western Orange 53 Boston, L.L.C., a Delaware limited liability company ("ORANGE 53"), Inland Western Hartford New Park, L.L.C., a Delaware limited liability company ("NEW PARK"), Inland Western Williston Maple Tree, L.L.C., a Delaware limited liability company ("MAPLE TREE"), Inland Western West Mifflin Century III, L.P., an Illinois limited partnership ("CENTURY III"), and Inland Western Pittsburgh William Penn, L.P., an Illinois limited partnership ("WILLIAM PENN"; Gardiner, Mid-Hudson, Wilton, Westbury, Orange 440, Orange 53, New Park, Maple Tree, Century III and William Penn, individually and collectively, as the context may require, "BORROWER") on the date hereof in the principal amount of $232,408,000.00 (the "LOAN"), which Loan is evidenced by a certain Loan Agreement of even date herewith given executed by Borrower, Lender and Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, as Borrower Principal (the "LOAN AGREEMENT"), and a certain Consolidated Promissory Note of even date herewith given by Borrower to Lender (the "NOTE"), secured by, among other things, those certain Mortgages (as defined in the Loan Agreement). Capitalized terms not defined herein shall have the meanings assigned to them in the Loan Agreement.

          Borrower has requested the Lender to fund the Loan, notwithstanding Borrower's inability to deliver certain documents, evidences and showings relating thereto, as expressly described below. The Lender, subject to the satisfaction of the other conditions precedent to the making of the Loan, is willing to proceed with the funding of the Loan, subject to Borrower's compliance with the terms of this letter agreement. Accordingly, to induce the Lender to make the Loan, the Borrower agrees to satisfy all of the following post-closing requirements in a manner acceptable to Lender (collectively, the "POST-CLOSING REQUIREMENTS"):

          1. Within thirty (30) days of the date hereof, Borrower shall (i) deliver to each of the Tenants at the Individual Properties located in the State of New York, via registered mail with return receipt requested, a complete and fully executed notice letter by Gardiner, Mid-Hudson, Wilton or Westbury (as applicable) per Section 291-f of the Real Property Law of New York in the form attached hereto as EXHIBIT A and made a part hereof (the "291-f LETTERS"), and
(ii) provide Lender evidence acceptable to Lender confirming delivery of the 291-f Letters to the Tenants at the Individual Properties located in the State of New York.

          2. Borrower shall (i) cause the fire code violations referenced in the Planning and Zoning Resources report previously delivered to Lender affecting the Individual Property commonly known as Home Depot Center of Wilkins, Pennsylvania and owned by William Penn, more particularly described as the improper location of the storage cage that holds cylinders of LPG (propane gas) (the "VIOLATIONS"), to be cured (removed from direct sunlight and not impeding egress of sidewalk areas) and removed of record within one hundred twenty (120) days of the date hereof, and (ii) provide Lender evidence acceptable to Lender of such cure and removal of record; provided, however, if the Violations cannot be cured and removed of record within one hundred twenty
(120) days and Borrower shall have commenced to cure the Violations within such one hundred twenty (120) day period and thereafter diligently and expeditiously proceeds to cure the same, such one hundred twenty (120) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure the Violations; provided that Borrower shall deliver to Lender, on a bi-monthly basis, a letter advising Lender of the status of the clearance of the Violations;

          3. Within thirty (30) days of the date hereof, Borrower shall use commercially reasonable efforts to furnish to Lender an original subordination, non-disturbance and attornment agreement (a "SNDA") from each of the tenants listed on EXHIBIT B attached hereto and made a part hereof (individually and collectively, as the context may require, "TENANT") in substantially the form distributed to Borrower by Lender in connection with the closing of the Loan (with such changes thereto as may be reasonably acceptable to Lender) executed and notarized by each Tenant; and

          4. Within thirty (30) days of the date hereof, Borrower shall furnish to Lender, in a form acceptable to Lender in its sole discretion, Operations and Maintenance Plans regarding Asbestos Containing Materials pertaining to the following three (3) Individual Properties: (i) Golfland Plaza of Orange, Connecticut, owned by Orange 53, (ii) Mid-Hudson Center of Poughkeepsie, New York, owned by Mid-Hudson, and (iii) Wilton Square of Saratoga Springs, New York, owned by Wilton; and

          5. Within ten (10) days of the date hereof, Borrower shall furnish to Lender an executed and notarized Ground Lease Estoppel and Agreement (the "ESTOPPEL") from the Ground Lessor at the Individual Property commonly known as Mid-Hudson Center of Poughkeepsie, New York, in the form attached hereto and made a part hereof as EXHIBIT C, with such changes thereto as may be acceptable to Lender in its sole discretion.

          All acts of Borrower to be performed hereunder shall be at the applicable Borrower's sole cost and expense and shall be satisfactory to Lender in all respects. Borrower hereby agrees to pay all of Lender's reasonable out-of-pocket costs and expenses incurred in connection with its review and approval of the items set forth herein, including, without limitation, reasonable attorney's fees.

                       Very truly yours,

                       INLAND WESTERN BAY SHORE GARDINER, L.L.C., a Delaware limited liability company

                       By: INLAND WESTERN RETAIL REAL ESTATE
                       TRUST, INC., a Maryland corporation, its sole member

                       By:   /s/ Valerie Medina
                          -------------------------
                       Name:   Valerie Medina
                            -----------------------
                       Title:  Assistant Secretary
                             ----------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                       INLAND WESTERN HARTFORD NEW PARK, L.L.C., a
                       Delaware limited liability company

                       By: INLAND WESTERN HARTFORD NEW PARK
                       MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                       By: INLAND WESTERN HARTFORD NEW PARK
                       MEMBER II, L.L.C., a Delaware limited liability company, its Manager,

                       By: INLAND WESTERN RETAIL REAL ESTATE
                       TRUST, INC., a Maryland corporation, its sole member

                       By:    /s/ Valerie Medina
                          -------------------------
                       Name:   Valerie Medina
                            -----------------------
                       Title:  Assistant Secretary
                             ----------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                       INLAND WESTERN ORANGE 53 BOSTON, L.L.C., a
                       Delaware limited liability company

                       By: INLAND WESTERN RETAIL REAL ESTATE
                       TRUST, INC., a Maryland corporation, its sole member

                       By:    /s/ Valerie Medina
                          -------------------------
                       Name:   Valerie Medina
                            -----------------------
                       Title:  Assistant Secretary
                             ----------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                       INLAND WESTERN ORANGE 440 BOSTON, L.L.C., a
                       Delaware limited liability company

                       By: INLAND WESTERN ORANGE 440 BOSTON
                       MEMBER, L.L.C., a Delaware limited liability company, its sole member

                       By: INLAND WESTERN ORANGE 440 BOSTON
                       MEMBER II, L.L.C., a Delaware limited liability company, its Manager

                       By: INLAND WESTERN RETAIL REAL ESTATE
                       TRUST, INC., a Maryland corporation, its sole member

                       By:    /s/ Valerie Medina
                          -------------------------
                       Name:   Valerie Medina
                            -----------------------
                       Title:  Assistant Secretary
                             ----------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                       INLAND WESTERN PITTSBURGH WILLIAM PENN,
                       L.P., an Illinois limited partnership

                       By: INLAND WESTERN PITTSBURGH WILLIAM
                       PENN GP, L.L.C. a Delaware limited liability company, its general partner

                       By: INLAND WESTERN PITTSBURGH WILLIAM
                       PENN PARTNER, L.P., a Delaware limited partnership, its sole member,

                       By: INLAND WESTERN RETAIL REAL ESTATE
                       TRUST, INC., a Maryland corporation, its general partner

                       By:    /s/ Valerie Medina
                          -------------------------
                       Name:   Valerie Medina
                            -----------------------
                       Title:  Assistant Secretary
                             ----------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                        INLAND WESTERN POUGHKEEPSIE MID-HUDSON,
                        L.L.C., a Delaware limited liability company

                        By: INLAND WESTERN POUGHKEEPSIE MID-
                        HUDSON MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                        By: INLAND WESTERN POUGHKEEPSIE MID-
                        HUDSON MEMBER II, L.L.C., a Delaware limited
                        liability company, its Manager

                        By: INLAND WESTERN RETAIL REAL ESTATE
                        TRUST, INC., a Maryland corporation, its sole member

                        By:     /s/ Valerie Medina
                           ---------------------------
                        Name:   Valerie Medina
                             -------------------------
                        Title:  Asst. Secretary
                              ------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                        INLAND WESTERN SARATOGA SPRINGS WILTON,
                        L.L.C., a Delaware limited liability company

                        By: INLAND WESTERN SARATOGA SPRINGS
                        WILTON MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                        By: INLAND WESTERN SARATOGA SPRINGS
                        WILTON MEMBER II, L.L.C., a Delaware limited
                        liability company, its Manager

                        By: INLAND WESTERN RETAIL REAL ESTATE
                        TRUST, INC., a Maryland corporation, its sole member

                        By:     /s/ Valerie Medina
                           ---------------------------
                        Name:   Valerie Medina
                             -------------------------
                        Title:  Asst. Secretary
                              ------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                        INLAND WESTERN WEST MIFFLIN CENTURY III,
                        L.P., an Illinois limited partnership

                        By: INLAND WESTERN WEST MIFFLIN CENTURY III
                        GP, L.L.C., a Delaware limited liability company, its general partner

                        By: INLAND WESTERN WEST MIFFLIN CENTURY III
                        PARTNER, L.P., a Delaware limited partnership, its sole Member

                        By: INLAND WESTERN RETAIL REAL ESTATE
                        TRUST, INC., a Maryland corporation, its general partner

                        By:     /s/ Valerie Medina
                           ---------------------------
                        Name:   Valerie Medina
                             -------------------------
                        Title:  Asst. Secretary
                              ------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                        INLAND WESTERN WESTBURY MERCHANTS
                        PLAZA, L.L.C., a Delaware limited liability company

                        By: INLAND WESTERN RETAIL REAL ESTATE
                        TRUST, INC., a Maryland corporation, its sole member

                        By:     /s/ Valerie Medina
                           ---------------------------
                        Name:   Valerie Medina
                             -------------------------
                        Title:  Asst. Secretary
                              ------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                        INLAND WESTERN WILLISTON MAPLE TREE, L.L.C, a Delaware limited liability company

                        By: INLAND WESTERN RETAIL REAL ESTATE
                        TRUST, INC., a Maryland corporation, its sole member

                        By:     /s/ Valerie Medina
                           ---------------------------
                        Name:   Valerie Medina
                             -------------------------
                        Title:  Asst. Secretary
                              ------------------------

                                    EXHIBIT A

                                 (291-f LETTER)

                                 (See Attached)

                             STANDARD FORM OF NOTICE
                            PURSUANT TO SECTION 291-F
                      OF THE REAL PROPERTY LAW OF NEW YORK

                                                              July _______, 2005

REGISTERED MAIL/RETURN RECEIPT REQUESTED


[ INSERT NAME AND ADDRESS OF TENANT ]

                                       1)

          Lease dated ____________________________, as amended, between
          ______________________________________________, as Landlord,
          and __________________________________, as Tenant, concerning premises located at ________________________________________ (the "PROPERTY")

   FILE NOS: Loan No.: 59040, Servicing No.: 3204419, MERS: 8000101 0000001252-5

          Dear Ladies and Gentlemen:

          Notice is hereby given to you as the present holder of the tenant's interest under the above lease that Bank of America, N.A. (the "LENDER") has made a mortgage loan ("LOAN") to [INSERT APPLICABLE BORROWER NAME ("BORROWER")] which is secured in part by an Agreement of Consolidation and Modification of Mortgage, Assignment of Leases and Rents and Security Agreement (the "MORTGAGE") covering the fee [and leasehold] estate of Borrower in certain premises located at [_________________________] (the "PROPERTY"), as more particularly described therein, a portion of which premises were demised under the above lease. As further and additional security for the mortgage loan, the above lease was collaterally assigned by Borrower to Lender pursuant to the provisions of the Mortgage and that certain Loan Agreement by and among Borrower and Lender (among others) executed in connection therewith (the "LOAN AGREEMENT").

          The Mortgage contains a section referring to Section 291-f of the Real Property Law of New York, which Section 291-f provides that if a recorded mortgage restricts the right or power of the owner of the mortgaged real property to cancel, abridge or otherwise modify tenancies, subtenancies, leases or subleases of the mortgaged real property in existence at the time of the agreement, or to accept prepayments of installments of rent to become due, and notice of the making of the mortgage which contains a reference to Section 291-f is given to a tenant, accompanied by a copy of the text of the agreement, any cancellation, abridgment, modification or prepayment made by such tenant or subtenant under a lease coming under the provisions of Section 291-f, without the consent of the holder of such mortgage, shall be voidable as against the holder of the mortgage at the option of such holder.

                   A copy of the provisions of the Mortgage and Loan Agreement referring to Section 291-f is attached hereto as EXHIBIT A.

                   However, you are requested and directed to pay the rental as it becomes due, as directed by Borrower, unless and until you receive notice from Lender to the contrary.


                                                  Very truly yours,


                                                  ------------------------------

                                    EXHIBIT A

     Section 17.5 of the Mortgage entitled "Leases" provides that "Lender shall have all of the rights against lessees of the Property set forth in Section 291-f of the Real Property Law of New York."

     Section 3.3 of the Mortgage entitled "Leases" provides that Borrower shall not enter in any Leases (as defined below) for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

     Section 5.13 of the Loan Agreement provides as follows:

     (a) Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "RENEWAL LEASE")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arm's-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to the Mortgage which is a lien on the Property and the Tenant thereunder agrees to attorn to Lender, (v) does not contain any option, offer, right of first refusal, or other similar right to acquire all or any portion of the Property, (vi) has a base term of less than fifteen (15) years including options to renew, (vii) has no rent credits, free rents or concessions granted thereunder, other than commercially reasonable tenant improvement allowances and commercially reasonable rent abatements consistent with other comparable leases within the local market and (viii) is written on the standard form of lease approved by Lender. All proposed Leases which do not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrowers' expense. Borrowers shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this subsection together with the certification of the Borrower executing the Lease as landlord that it has satisfied all of the conditions of this Section.

     (b) Borrower (i) shall observe and perform all the obligations imposed upon the landlord under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the debt underlying the Loan; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the landlord's interest in any of the Leases or the Rents; and
(vi) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

     (c) Borrower may, without the prior written consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce Rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Individual Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of the Loan Agreement and any subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. Borrower shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this subsection together with a certification that it has satisfied all of the conditions of this subsection.

     (d) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce Rents under, accept a surrender of space under, or shorten the term of any Major Lease.

As used herein, "LEASE" and "LEASES" shall mean any and all leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the real property described as the Property, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Property, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any creditors rights laws.

As used herein, "MAJOR LEASE" shall mean (i) any Lease which, individually or when aggregated with all other leases at the Property with the same tenant or its affiliate, either (A) accounts for seven and one-half percent (7 1/2%) or more of such Property's aggregate retail income, or (B) demises 7,500 square feet or more of such Property's gross leasable area, (ii) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of such Property, or (iii) any instrument guaranteeing or providing credit support for any Lease meeting the requirements of (i) or (ii) above.

As used herein, "RENTS" shall mean all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, including, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any property manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Borrower of any petition for relief under any creditors rights laws.

                                    EXHIBIT B
                                 Required SNDAs

PROPERTY                                    TENANT
--------------------------------------------------------------------------------
Mid-Hudson Center, Poughkeepsie, NY         1. Home Depot
                                            2. Exxon Mobil Oil Corp

Gardiner Manor Mall, Bay Shore, NY          1. Gap

Wilton Square, Saratoga Springs, NY         1. Dayton Hudson/Target
                                            2. Home Depot
                                            3. Pet Smart

Maple Tree Plaza, Williston, VT             1. Dicks Sporting Goods
                                            2. Shaw's Supermarket
                                            3. NE Restaurant
                                            4. North Bridgewater Venture
                                            5. iParty Retail Shops
                                            6. Wireless World
                                            7. Maple Tree Cinemas

Home Depot Plaza, Orange, CT                1. Home Depot
                                            2. Office Max

Home Depot Center, Pittsburgh, PA           1. Home Depot

Century III Plaza, West Mifflin, PA         1. Giant Eagle
                                            2. Mountain Top Associates
                                            3. Home Depot

                                    EXHIBIT C
                        MID-HUDSON GROUND LESSOR ESTOPPEL

                       GROUND LEASE ESTOPPEL AND AGREEMENT

          WHEREAS, MidHudson Center, L.L.C. ("LANDLORD") is the holder of the landlord's interest in that certain Ground Lease dated as of July 7, 1999 and as evidenced by a certain Memorandum of Lease, dated February 22, 2000, recorded March 10, 2000 under document number 02-2000-2237 in the official land records of Dutchess County, New York (such lease, as heretofore or hereafter amended, modified, or assigned the "LEASE") with Starwood Ceruzzi Poughkeepsie LLC (collectively, with its successors in interest, Inland Western Poughkeepsie Mid-Hudson, L.L.C., "TENANT" or "BORROWER");

          WHEREAS, Borrower is desirous of obtaining a loan (the "LOAN") from BANK OF AMERICA, N.A., a national banking association, a wholly owned subsidiary of BankAmerica Corporation, and having its principal offices in Charlotte, North Carolina (together with its successors and/or assigns the "LENDER"), which such Loan shall be secured by a certain Mortgage and Agreement of Consolidation and Modification of Mortgage, Assignment of Leases and Rents, and Security Agreement given by Borrower to Mortgage Electronic Registration Systems, Inc., a Delaware stock corporation, in its capacity as the nominee of Lender (the "SECURITY INSTRUMENT") which shall encumber Tenant's interest in the Lease which encumbers the property more particularly described on EXHIBIT A attached hereto (the "PROPERTY");

          WHEREAS, Lender is unwilling to make the Loan unless Landlord makes the representations, covenants and agreements set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby represents, covenants and agrees this ________ day of _____________, 2005 as follows:

     1. Landlord hereby consents to the Loan by Lender and confirms that Lender is a "Leasehold Mortgagee" under the Lease.

     2.   Landlord hereby certifies as follows:

               (a) Landlord is the owner of the fee estate in the Property and is the landlord under the Lease.

               (b) Tenant is the owner of the leasehold estate in the Property and is the tenant under the Lease.

               (c) The Lease is in full force and effect in accordance with its terms and has not been further assigned, supplemented, modified or otherwise amended, orally or in writing, except as set forth in EXHIBIT B attached hereto and each of the obligations on Landlord's part to be performed to date under the Lease or under any other agreement described in EXHIBIT B attached hereto have been performed.

               (d) To the best of Landlord's knowledge, each of the obligations on Tenant's part to be performed to date under the Lease or under any other agreement described in EXHIBIT B attached hereto have been performed.

               (e) To the best of Landlord's knowledge, Tenant has no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease, or any amounts owing under any other agreement described in EXHIBIT B attached hereto.

               (f) None of the matters set forth in EXHIBIT B attached hereto are untrue or incorrect and, without limitation on the foregoing, there are, with respect to the Lease, no options to renew or extend, and no security deposits escrows or prepaid rent or liens, except as set forth herein. Tenant does not have any rights to purchase the Property. Tenant's exercise of any rights of first refusal, options to renew, extend or terminate the Ground Lease or purchase any portion of the Property shall not be effective unless consented to in writing by Lender.

               (g) Except as set forth in EXHIBIT B attached hereto, there do not exist any other agreements (including, without limitation, subordination, non-disturbance and attornment agreements) concerning the Property, whether oral or written between Landlord and Tenant (or their respective predecessors or successors) under the Lease.

               (h) As of the date hereof, no basic rent or additional rent is due from Tenant under the Lease. The rent payable under the Lease is currently $30,000 annually plus any amount payable as "Additional Rent" (as defined in the Lease) (such sums, collectively, the "RENT"). There are no other rents, additional rents or other charges due and payable under the Lease other than the Rent.

               (i) Tenant does not make any type of escrow deposits with Landlord, and Landlord does not hold any type of deposit from Tenant (for security or otherwise), except for________________________. The amount of any such deposit currently held by Landlord is $_______________.

               (j) The term commencement date of the Lease was February 15, 2000, and the initial term of the Lease shall expire on February 15, 2048 (the "EXPIRATION DATE"). Tenant does not have any rights to renew, extend or terminate the Ground Lease, except for________________________[None].

               (k) Neither Landlord nor Tenant has assigned the Lease or its interest in the Property. No portion of the Property has been sublet except_______________.

               (1) Landlord has not assigned, conveyed, transferred, sold, encumbered or mortgaged its interest in the Lease or the Property and there are currently no mortgages, deeds of trust or other security interests encumbering Landlord's fee interest in the Property and no third party has an option or preferential right to purchase all or any part of the fee interest in the Property. Landlord agrees that if it elects to encumber the fee interest in the Property, Landlord will cause any such lender to enter into an agreement with Lender that is reasonably satisfactory to Lender to evidence the subordination of any lien relating thereto to the lien created by the Security Instrument and to Tenant's interest in the Ground Lease.

               (m) Landlord has not received written notice of any pending eminent domain proceedings and Landlord has not received any notice that it is in violation of any governmental law or regulation applicable to its fee interest in the Property and its operation thereon, including, without limitation, any environmental laws or the Americans with Disabilities Act, and has no reason to believe that there are grounds for any claim or such violation.

               (n) No bankruptcy proceedings, whether voluntary or otherwise, are pending, or to Landlord's knowledge, threatened, against Landlord

               (o) The Property is separate assessed and taxed as its own tax parcel by all applicable taxing authorities.

               (p) The Lease attached hereto as EXHIBIT C is a true, correct and complete copy thereof.

               3. Landlord hereby covenants and agrees that the Lease shall not be modified, terminated, amended, altered, subordinated or cancelled, nor shall a surrender of the property demised under the Lease (the "PREMISES") be accepted by Landlord before the Expiration Date without the prior written consent of Lender, which shall not be unreasonably withheld, and that any such action taken without Lender's consent shall not be binding on Borrower or Tenant or Lender.

               4. The parties hereto acknowledge that the current use of the Property is a permitted use under the terms of the Lease.

               5. Landlord hereby covenants and agrees that Landlord shall deliver to Lender at the address set forth below (or such other address as may be designated by Lender) written notice of any default by Tenant under the Lease simultaneously with sending such notice to Tenant and that no notice of default given to Tenant, and no exercise of any remedy by Landlord as a result of any such default, shall be effective unless such notice shall have been delivered to Lender. Landlord hereby covenants and agrees that Lender shall have the right, but not the obligation, to cure any default by Tenant under the Lease and Lender shall be afforded (a) sixty (60) days to cure any such default, (b) in the event that any such default cannot, with reasonable diligence, be cured within such sixty (60) day period, such longer time as may be required to complete such cure, provided Lender notifies Landlord of its intention to cure such default and Lender promptly commences and diligently pursues such cure to completion, and (c) in the event that such default is incapable of cure by Lender, such time as may be required for Lender to gain possession of Tenant's interest under the Lease pursuant to the terms of the Loan Agreement and Security Instrument, provided Lender notifies Landlord of its intention to cure such default and Lender promptly commences and diligently pursues such cure to completion.

               WHEN SENDING NOTICE TO LENDER, SEND TO: Bank of America, N.A.
Attn: Capital Markets Servicing Group, CA9-703-26-10, P.O. Box 3609, Los Angeles, California 90051

               6. Landlord hereby agrees that Tenant shall have the right to assign or sublet Tenant's interest under the Lease to Lender, its successors or assigns, without the consent of Landlord, and in the event that Tenant's interest under the Lease is so assigned or sublet to Lender, its successors or assigns (as applicable, the "ASSIGNEE"), such Assignee shall have the right to further assign or sublet the Tenant's interest in the Lease without the need to obtain the consent of Landlord. The Assignee shall not be liable for any act, omission and/or breach of the Ground Lease by any prior tenant, and the Assignee shall only be liable for obligations under the Ground Lease first arising from and after the date the Assignee acquires the leasehold estate. The Assignee shall have the right to assign and transfer the Ground Lease without first obtaining Landlord's consent. Upon any transfer or assignment of the Ground Lease by the Assignee, the Assignee shall be automatically released and discharged from all liability thereafter accruing under the Ground Lease.

               7. Upon Lender's written request, Landlord shall provide Lender with an estoppel certificate which shall certify to Lender (a) as to the amount and status of all rent payments and security deposits under the Lease, (b) as to the full satisfaction and compliance by Tenant of any other conditions required under the Lease, (c) that Tenant is not in default in the payment, performance or observance of any other condition or covenant to be performed or observed by Tenant thereunder, (d) that there are no offsets or counterclaims on the part of Landlord, and (e) as to such other matters related to the Lease as Lender may reasonably determine from time to time.

               8. There shall be no merger of the Lease or any interest in the Lease or of the leasehold estate created thereby with the fee estate in the Property, by reason of the fact that the Lease or such interest therein, or such leasehold estate may be directly or indirectly held by or for the account of any person who shall hold the fee estate in the Property, or any interest in such fee estate, nor shall there be such a merger by reason of the fact that all or any part of the leasehold estate created by the Lease may be conveyed or mortgaged in a leasehold mortgage or deed of trust to a mortgagee or beneficiary who shall hold the fee estate in the Property or any interest of Landlord under the Lease.

               9. Landlord hereby covenants and agrees that, in the event that the Lease is terminated for any reason including, without limitation, as a result of a rejection of the Lease in a bankruptcy proceeding, Landlord shall enter into a new ground lease with Lender and such new ground lease shall be upon the same terms and conditions of the unexpired term of the Lease immediately prior to such termination.

               10. Landlord hereby confirms with respect to the new ground lease referred to in paragraph 9 above that, should Lender become the tenant under a new lease:

               (a) title to all improvements now owned by Tenant, situate on the Premises shall automatically vest in Lender; and

               (b) Landlord shall promptly assign to Lender all space leases and subleases under which the tenants have attorned, with consent of Lender, to Landlord.

               11. In the event of a casualty or condemnation to the Property, the terms and conditions of the Security Instrument shall prevail.

               12. All of the leasehold mortgagee protection provisions contained in the Lease that inure to the benefit of leasehold mortgagees or their successors and assigns, are hereby incorporated into this Ground Lease Estoppel and Agreement (this "AGREEMENT") by reference and restated and confirmed by Landlord for the benefit of Lender, its successors and assigns.

               13. Landlord hereby agrees that Lender shall have the right, pursuant to the terms of the Lease, to exercise any option to renew the term of the Lease if the Tenant shall fail to exercise any such option.

               14. Landlord hereby covenants and agrees that Lender shall be entitled to participate in any arbitration proceeding pursuant to the Lease.

               15. Landlord's interest, if any, in and to any personal property owned by Tenant and located at the Property and any subleases entered into by Tenant for all or any portion of the Property and the rents, issues and profits therefrom are and shall remain subordinate to the lien of the Security Instrument.

               16. Landlord agrees not to disturb the possession of any subtenants under subleases so long as such subtenants do not violate any terms of the Lease.

               17. This Agreement and the representations, warranties and covenants contained herein are given with the understanding that this Agreement constitutes a material inducement for Lender in making the Loan to Borrower and that Lender shall rely hereon in making the Loan to Borrower. Lender may at any time, without Landlord's consent, sell, assign, participate or securitize all or any portion of Lender's rights and obligations under the Security Instrument, and any such sale, assignment, participation or securitization may be to one or more financial institutions or other entities, to private investors, and/or into the public securities market, in Lender's sole discretion. This Agreement and the representations, warranties and covenants contained herein shall inure to the benefit of Lender, its successors and assigns (including, without limitation, each and every owner and holder of the Loan, each person who, pursuant to proceedings to enforce the Security Instrument or conveyance in lieu of such proceedings, may succeed to Tenant's interest under the Lease and each person who may thereafter acquire Tenant's interest under the Lease by purchase or otherwise) and shall be binding on Landlord, its heirs, legal representatives, successors and assigns and Landlord further agrees that this Agreement may be relied upon by Lender, its successors and assigns and any nationally recognized statistical rating agency rating any securities issued in connection with the Loan or any portion thereof. To the extent that there are any conflicts between the terms of this Estoppel and the Lease, the terms of this Estoppel shall control.

               18. This instrument may be recorded in the applicable recording office in the County and State in which the Property is located.

               19.  In compliance and fulfillment of the requirements under
Section 5.1 of the Lease, Landlord and Lender agree that if Lender takes possession of the Property, either as the result of foreclosure of the Security Instrument or accepting a deed to the Property in lieu of foreclosure, or otherwise, Lender agrees to attorn to the Landlord and recognize the Landlord as its landlord under the Lease, and the Landlord shall recognize and accept the Lender as its tenant thereunder, whereupon, the Lease shall continue in full force and effect as a direct lease between the Lender and the Landlord for the full term thereof, together with all extensions and renewals thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first written above.

                                            LANDLORD:

                                            MidHudson Center, L.L.C


                                            By:
                                                ----------------------------
                                                Name:
                                                Title:


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

STATE OF       )

               )
COUNTY OF      )

Before me, _____________________________, a Notary Public of said County and State, personally appeared _____________________________, with whom I am personally acquainted, who, upon oath, acknowledged himself/herself to be the _____________________________ of _____________________________, which is the
_____________________________ of _____________________________, the within-named bargainor, and that _____________________________, as such
___________________________ of the corporation, executed the forgoing instrument for the purposes therein contained, by signing the name of the corporation in its capacity as the sole managing member of the within named bargainor, and on its behalf, by himself/herself as ____________________________ of the corporation.

     WITNESS my hand and seal, at office, this ________ day of ________, 2005.


---------------------------------
Notary Public


My Commission Expires:

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                (ATTACHED HERETO)

                                    EXHIBIT B

                                      None.

                                    EXHIBIT C

                                      LEASE

                                (ATTACHED HERETO)

          Failure by any Borrower to comply with the terms and provisions hereof (except the requirements of (i) Paragraph 3 above with regard to the SNDAs and (ii) Paragraph 5 above with regard to the Estoppel), within ten (10) days of written notice, shall, at the election of Lender, constitute an Event of Default (as defined in the Loan Agreement) and Lender shall be entitled to exercise any and all rights and remedies it may have under the Loan Agreement, Note, the Mortgages and the other Loan Documents. Nothing in this paragraph shall be deemed to (i) be a waiver by Lender of any of its rights or remedies under the Loan Agreement, Note, the Mortgages and the other Loan Documents, or this letter upon a default by Borrower thereunder, or (ii) affect in any other way the terms and provisions of the Mortgages or the other Loan Documents.